EXHIBIT 10.1

CHAPARRAL STEEL COMPANY – SUBSTITUTE OPTION AWARDS TO EXECUTIVE OFFICERS AND DIRECTORS

	Original TXI Date of Grant	Total Substitute Chaparral Options	Exercise Price	Expiration Date	First Vesting Date	Number of Options Vesting	Second Vesting Date	Number of Options Vesting	Third Vesting Date	Number of Options Vesting	Fourth Vesting Date	Number of Options Vesting	Fifth Vesting Date	Number of Options Vesting
Executive Officers – Options
Baetz, Cary D	1/15/03	7,202	6.16	1/15/13	1/15/06	2,401	1/15/07	2,401	1/15/08	2,400	—	—	—	—
Baetz, Cary D	1/11/05	12,004	15.29	1/11/15	1/11/06	2,401	1/11/07	2,401	1/11/08	2,401	1/11/09	2,401	1/11/10	2,400

Bourcier, Timothy J.	4/24/01	8,003	7.26	4/24/11	4/24/06	8,003	—	—	—	—	—	—	—	—
Bourcier, Timothy J.	1/15/03	28,811	6.16	1/15/13	1/15/06	9,604	1/15/07	9,604	1/15/08	9,603	—	—	—	—
Bourcier, Timothy J.	5/15/03	38,415	5.35	5/15/13	5/15/06	12,806	5/15/07	12,805	5/15/08	12,805	—	—	—	—
Bourcier, Timothy J.	1/11/05	10,003	15.29	1/11/15	1/11/06	2,002	1/11/07	2,001	1/11/08	2,000	1/11/09	2,001	1/11/10	2,000

Dickert, William H.	1/17/01	6,002	7.44	1/17/11	1/17/06	6,002	—	—	—	—	—	—	—	—
Dickert, William H.	1/15/03	24,009	6.16	1/15/13	1/15/06	8,003	1/15/07	8,003	1/15/08	8,003	—	—	—	—
Dickert, William H.	5/15/03	31,212	5.35	5/15/13	5/15/06	10,404	5/15/07	10,404	5/15/08	10,404	—	—	—	—
Dickert, William H.	1/11/05	12,003	15.29	1/11/15	1/11/06	2,401	1/11/07	2,401	1/11/08	2,400	1/11/09	2,401	1/11/10	2,400

Hughes, J. Celtyn	1/17/01	6,002	7.44	1/17/11	1/17/06	6,002	—	—	—	—	—	—	—	—
Hughes, J. Celtyn	1/15/03	24,009	6.16	1/15/13	1/15/06	8,003	1/15/07	8,003	1/15/08	8,003	—	—	—	—
Hughes, J. Celtyn	5/15/03	31,212	5.35	5/15/13	5/15/06	10,404	5/15/07	10,404	5/15/08	10,403	—	—	—	—
Hughes, J. Celtyn	1/11/05	12,003	15.29	1/11/15	1/11/06	2,401	1/11/07	2,401	1/11/08	2,400	1/11/09	2,401	1/11/10	2,400

Jaffre, Richard T.	1/17/01	6,002	7.44	1/17/11	1/17/06	6,002	—	—	—	—	—	—	—	—
Jaffre, Richard T.	1/15/03	24,009	6.16	1/15/13	1/15/06	8,003	1/15/07	8,003	1/15/06	8,003	—	—	—	—
Jaffre, Richard T.	5/15/03	28,811	5.35	5/15/13	5/15/06	9,603	5/15/07	9,604	5/15/08	9,604	—	—	—	—
Jaffre, Richard T.	1/11/05	10,003	15.29	1/11/15	1/11/06	2,001	1/11/07	2,001	1/11/08	2,000	1/11/09	2,001	1/11/10	2,000

Linch, Mark Kevin	1/16/02	4,801	9.13	1/16/12	1/16/06	2,401	1/16/07	2,400	—	—	—	—	—	—

Valenta, Tommy A.	1/17/01	13,285	7.44	1/17/11	1/17/06	13,285	—	—	—	—	—	—	—	—
Valenta, Tommy A.	1/16/02	25,609	9.13	1/16/12	1/16/06	12,805	1/16/07	12,804	—	—	—	—	—	—
Valenta, Tommy A.	1/15/03	62,424	6.16	1/15/13	1/15/06	20,808	1/15/07	20,808	1/15/08	20,808	—	—	—	—
Valenta, Tommy A.	5/15/03	81,633	5.35	5/15/13	5/15/06	27,211	5/15/07	27,211	5/15/08	27,211	—	—	—	—
Valenta, Tommy A.	1/11/05	43,617	15.29	1/11/15	1/11/06	8,724	1/11/07	8,724	1/11/08	8,724	1/11/09	8,723	1/11/10	8,722

EXHIBIT 10.1 (cont.)

	Original TXI Date of Grant	Total Substitute Chaparral Options	Exercise Price	Expiration Date	First Vesting Date	Number of Options Vesting	Second Vesting Date	Number of Options Vesting	Third Vesting Date	Number of Options Vesting	Fourth Vesting Date	Number of Options Vesting	Fifth Vesting Date	Number of Options Vesting
Non-Employee Directors – Options
Williams, Elizabeth C.	10/15/02	12,004	5.97	10/15/12	10/15/05	4,002	10/15/06	4,001	10/15/07	4,001	—	—	—	—
Clariond, Eugenio	10/15/02	12,004	5.97	10/15/12	10/15/05	4,002	10/15/06	4,001	10/15/07	4,001	—	—	—	—
Hoak, James M.	10/17/00	4,001	7.21	10/17/10	10/17/05	4,001	—	—	—	—	—	—	—	—
Wachtmeister, Ian	10/16/01	8,003	7.94	10/16/11	10/16/05	4,002	10/16/07	4,001	—	—	—	—	—	—
Wachtmeister, Ian	10/19/04	20,008	12.09	10/19/14	10/19/05	4,002	10/19/06	4,002	10/19/07	4,002	10/19/08	4,001	10/19/09	4,001

Non-Employee Directors – Stock Appreciation Rights

Hoak, James M.	10/21/03	16,006	6.61	10/21/13	10/21/05	4,002	10/21/06	4,002	10/21/07	4,001	10/21/08	4,001	—	—

NON-EMPLOYEE DIRECTORS – DEFERRED COMPENSATION ACCOUNTS

Each of Elizabeth C. Williams and Eugino Clariond participated in deferred compensation agreements with Texas Industries, Inc. (“TXI”) with respect to retainer and other fees they were entitled to receive as non-employee directors of TXI. Pursuant to those agreements, each of Ms. Williams and Mr. Clariond were credited with shares of TXI common stock in a deferral account, based on the amount of compensation they deferred. These shares were converted into shares of Chaparral Steel Company common stock on the same basis as the options and were credited to a Chaparral deferral account for the benefit of each of Ms. Williams and Mr. Clariond. The number of shares credited to the deferral account are as follows

	Number of TXI Shares Credited to Deferral Account	Number of Chaparral Shares Credited to Deferral Account
Williams, Elizabeth C.	5,023.25	20,101.19
Clariond, Eugenio	8,293.44	33,187.28

EXECUTIVE OFFICERS – STOCK AWARD AGREEMENTS

Each of Tommy A. Valenta and William H. Dickert previously received stock award agreements from TXI, which stock award agreements were assumed by Chaparral Steel Company and for which Chaparral common stock was substituted for TXI common on the same basis as the options were converted. All shares subject to Mr. Valenta’s stock award vest on June 1, 2008. One-half of the shares subject to Mr. Dickert’s stock award vest on June 1, 2006 and one-half vest on June 1, 2010.

	Number of TXI Shares Subject to Stock Award	Number of Chaparral Shares Subject to Stock Award
Valenta, Tommy A.	1,100.86	4,405.23
Dickert, William H.	632.66	2,531.67